EXHIBIT 23.1

                          CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-11428) pertaining to the AMVESCAP 401(k) Plan of our report dated June 1, 2004, with respect to the financial statements and schedule of the AMVESCAP 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2003.


                                                 /s/ Ernst & Young LLP


June 22, 2004
Atlanta, Georgia